CONSULTING AGREEMENT

This Agreement, effective upon execution of Agreement by both parties, is entered into between VASOMEDICAL, INC. (herein “Vasomedical”), having a primary place of business at 180 Linden Avenue, Westbury, NY  11590 and EDGARY CONSULTANTS, LLC (herein “Consultant”), having a primary place of business in St. Petersburg, Florida.

WHEREAS, the principals of Consultant have experience and expertise in medical product insurance reimbursement planning and in developing reimbursement strategies within the medical product market; and

WHEREAS, Vasomedical desires to use the services of Consultant in seeking insurance reimbursement for Enhanced External Counterpulsation (EECP®) Therapy from a major commercial healthcare third-party payer for Class III and IV (Canadian Cardiovascular Society, or CCS, or equivalent classification) angina as a primary treatment instead of last alternative, and for Class II and III (New York Heart Association, or NYHA, or equivalent classification) heart failure; and

WHEREAS, Vasomedical also desires to use the services of Consultant to assist in the CMS approval process for the insurance reimbursement for EECP® Therapy for CCS Classes III and IV angina as a primary treatment, and for CCS Class II angina and NYHA Class II and III heart failure, and

WHEREAS, it may be necessary for Vasomedical to engage in a formal study in order to receive CMS (Center for Medicare and Medicaid Services) approval for reimbursement for EECP® Therapy for NYHA Class II and III heart failure.

WHEREAS, Consultant intends to also utilize the services of third parties in performing certain services under this Agreement.

NOW, THEREFORE, based upon the mutual covenants contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           Services.  Vasomedical hereby engages Consultant to assist in the insurance reimbursement process for EECP® Therapy, as more specifically set forth in Exhibit 1 annexed hereto.

2.           Term.        The consulting period of this Agreement shall commence on March 1, 2011 and will terminate on February 28, 2013.

3.           Fees.  In consideration for the services to be provided by Consultant under this Agreement, Vasomedical agrees to issue to Consultant or its designees, shares of Vasomedical’s common stock as set forth in a separate schedule.

Unless otherwise agreed upon in writing, the parties shall bear their own costs for all expenses incurred by them in connection with services rendered under this Agreement.  Notwithstanding the foregoing, Consultant shall be reimbursed for its reasonable pre-approved travel expenses.

4.           Representations and Warranties of Vasomedical.

Vasomedical represents and warrants to Consultant as follows:

4.1           Corporate Status.   Vasomedical and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated with full corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

4.2           Authority of Agreement.   Vasomedical has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by Vasomedical of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Vasomedical and this Agreement constitutes the valid and legally binding obligation of Vasomedical enforceable against Vasomedical in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies

4.3           No Conflicts.  The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by Vasomedical pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Vasomedical do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of Vasomedical or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which Vasomedical or its assets may be bound or subject.  Vasomedical is not in violation of or (with or without notice or lapse of time or both) in default under, any material term or provision of its Certificate of Incorporation or By-Laws or any indenture, loan or credit agreement, note agreement, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which Vasomedical is a party or by which Vasomedical’s assets are bound.

4.4           Fully Paid and Non-Assessable.  Upon payment therefor pursuant to the terms hereof each share of common stock issued shall be validly issued, fully paid and non-assessable.

4.5             Certificate and Bylaws.   The copies of the Certificate of Incorporation and Bylaws of Vasomedical which have been delivered to (or made available for inspection by) Consultant prior to the execution of this Agreement are true and complete and have not been amended or repealed.

4.6             Capital Stock.

(a)           As of the Closing Date, the authorized capital stock of Vasomedical will consist of (i) 1,000,000 shares of preferred stock, of which 350,000 shares shall be designated as Series E Preferred Stock; and, (ii) 250,000,000 shares of common stock and Vasomedical will have no authority under its Certificate of Incorporation to issue any other capital stock.  All such outstanding shares of common stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(b)           Except as contemplated by this Agreement and as set forth in its SEC filings and under its stock plans, Vasomedical has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which Vasomedical is or may be obligated to issue common stock, preferred stock or other equity security of any kind.

4.7           Binding Obligations.

(a)           This Agreement constitutes the legal, valid and binding obligations of Vasomedical, enforceable against Vasomedical in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally, and by general equitable principles.

(b)           The common stock is duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by Consultant with respect to its common stock and restrictions imposed by the Securities Act, state securities laws or this Agreement.

4.8           Securities Laws.  Subject to the accuracy of the representations and warranties contained in Section 5, the issuance of the common stock is and will be exempt from registration and prospectus delivery requirements of the Securities Act, are and will be issued in compliance with all applicable federal and state securities laws.

4.9           Litigation.  There is no action pending and, to the best knowledge of Vasomedical, there is no material action threatened against Vasomedical or its properties or assets.  Vasomedical is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental entity.

4.10           No Governmental Consent or Approval Required.  Based in part on the representations made by Consultant in Section 5 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from Vasomedical for the valid and lawful authorization, execution and delivery by Vasomedical of this Agreement or any other agreement entered into by Vasomedical in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for the valid and lawful authorization, issuance and delivery of the common stock or for the valid and lawful authorization, reservation, issuance and delivery of the common stock.

4.12           Reporting Status.  Vasomedical has filed in a timely manner all documents that Vasomedical was required to file under the Securities Exchange Act of 1934 during the 12 months preceding the date of this Agreement and such documents complied as to form in all material respects with the Commission’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

5.           Representations and Warranties of Consultant.

Consultant represents and warrants to Vasomedical as follows:

5.1.           Status.

Consultant is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Agreement.

5.2           Authority for Agreements.

Consultant has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by Consultant of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Consultant and this Agreement constitutes the valid and legally binding obligation of Consultant, enforceable against Consultant in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

5.3.           No Conflicts

The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by Consultant pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Consultant does not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of Consultant (if Consultant is a corporation), any other organizational instrument (if Consultant is a legal entity other than a corporation) or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which Consultant is a party or by which Consultant may be bound.

5.4           Consultant Representations and Acknowledgments.

(a)           Consultant is acquiring the common stock for Consultant’s own accounts for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the common stock and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the common stock (except to certain designees who agree to be bound by this representation), all within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and any applicable state, securities or blue-sky laws.

 (b)           Consultant acknowledges to Vasomedical that:

(i)           Vasomedical has advised Consultant that the common stock has not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

(ii)           Vasomedical's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of Consultant's representations contained herein;

(iii)           The common stock cannot be resold without registration or an exemption under the Securities Act, and that certificates representing the common stock will bear a restrictive legend to such effect;

(vi)           All of Consultant's representations and warranties set forth herein are correct and complete as of the date of this Agreement and shall be true and correct as of the closing of the transaction contemplated by this Agreement.

6.           Independent Contractor.  In the performance of services hereunder, the status of Consultant, including its employees and agents, shall be that of independent contractor and not as employee, agent, or fiduciary of Vasomedical and as such shall have no right to make commitments for or on behalf of Vasomedical.

7.	Insurance and Indemnification.

(a)           Consultant agrees to indemnify and defend Vasomedical, its officers, directors, employees and agents against any loss, claim, suit, liability or expense (including attorney's fees) stemming from injuries or damages to persons or property resulting from or arising out of Consultant's performance under this Agreement, unless such loss, claim, suit, liability or expense is the result of negligence or bad faith on the part of Vasomedical or its employees.

(b)           Vasomedical agrees to indemnify and defend Consultant, its officers, directors, employees and agents against any loss, claim, suit, liability or expense (including attorney's fees) stemming from injuries or damages to persons or property resulting from or arising out of Vasomedical’s use of any information developed by Consultant under this Agreement, unless such loss, claim, suit, liability or expense is the result of negligence or bad faith on the part of Consultant or its employees.

(c)           To the extent an indemnified party makes a claim for indemnification hereunder, the indemnified party shall give written notice to the indemnifying party reasonably setting forth the facts and circumstances in connection with the claim for indemnification.  The indemnities of this Section shall not apply if the indemnified party fails to give the indemnifying party notice of any claim it receives within 30 days after receipt of such claim and such failure materially prejudices the indemnifying party.  The indemnifying party shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the indemnified party.  If the indemnifying party gives such notice and proceeds so to defend the third party claim within 30 days after receipt of the notice to the third party claim, the indemnified party shall not settle or otherwise compromise the proceedings and shall be bound by any defense or settlement that the indemnifying party may make as to those claims.  In addition, if the indemnifying party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation (in addition to the indemnification set forth in Paragraphs (a) and (b).  In assuming control over any claims and/or litigation, the Indemnifying Party shall only utilize counsel with sufficient experience and/or expertise in the area(s) in dispute.

8.           Restrictive Covenant.

During the term of this Agreement, including any extensions thereof, and for a period of two (2) years thereafter, Consultant agrees that absent express written consent of the Company, it shall not affiliate with and/or provide consulting services to any third parties that market and/or sell EECP equipment.

9.           Further Assurances.

At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

10.           Notices.

Any notice required by this Agreement shall be deemed sufficient if given in writing and sent by return receipt registered airmail to the party to be notified at the address set forth below or at such other address as may have been designated for receipt of notices, and shall be effective upon receipt.  Notice may also be given by facsimile or electronic mail.

If to VASOMEDICAL:

Vasomedical, Inc.
180 Linden Avenue
Westbury, NY 11590
Fax:  516-997-2299
Attention:  Dr. Jun Ma, Chief Executive Officer
Email:  jma@vasomedical.com

With a copy to:

Beckman, Lieberman & Barandes, LLP
116 John Street, Suite 1313
New York, New York 10038
Fax: 516-433-4041
Attn: David H. Lieberman, Esq.
Email: dlieberman@blbllp.com

If to CONSULTANT:

EDGARY CONSULTANTS, LLC
500 55th Avenue
St. Pete Beach, Florida  33706

With a copy to:

Edgar Rios
1650 Tysons Boulevard, Suite 900
McLean, Virginia   22102

11.           Miscellaneous.

Any party may waive compliance by the other with any of the provisions of this Agreement.  No waiver of any provision shall be construed as a waiver of any other provision.  Any waiver must be in writing.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.  This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.  This Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld.  Any disputes arising under this Agreement shall be brought exclusively in a court situated within the State of New York.

12.           Entire Agreement.

This Agreement supersedes any and all other agreements between the Company and Consultant, whether oral or in writing, and shall constitute the full agreement between Company and Consultant.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the day and year last set forth below.

VASOMEDICAL, INC.

Dated March 1, 2011	By:/s/ Jun Ma
Jun Ma
Chief Executive Officer and President

EDGARY CONSULTANTS, LLC

Dated: March 1, 2011	By: /s/ Edgar Rios
Edgar Rios
President

Exhibit 1

Consultant shall be engaged to perform the following acts or services on behalf of Vasomedical:

1. Upon execution of this Agreement, Edgar Rios, a principal of Consultant shall be appointed to Vasomedical’s Board of Directors.

2. Consultant agrees to utilize its commercially reasonable efforts in engaging the adoption of EECP® therapy for FDA cleared indications as it relates to CCS Class III/IV angina with a major commercial healthcare third-party payer.  The measurement for success will be a formal acknowledgement by the commercial healthcare payer that they have changed their coverage policy to provide reimbursement for EECP® therapy as a first line option for CCS Class III/IV angina, rather than as a last alternative.

3. Consultant agrees to utilize its commercially reasonable efforts in engaging a major commercial healthcare payer to formally collaborate and co-sponsor a study with Vasomedical for the efficacy, efficiency and/or cost effectiveness of the EECP® therapy for NYHA Class II/III heart failure.  The measurement for success will be the agreement by the commercial healthcare payer to collaborate and co-sponsor the study and to bear one-half the expense (up to $2,500,000 on the part of the commercial healthcare payer).

4. Consultant agrees to utilize its commercially reasonable efforts in engaging final approval from CMS of EECP® therapy as a first line treatment for CCS Class III/IV angina.

5. Consultant agrees to utilize its commercially reasonable efforts in engaging final approval from CMS to extend coverage and provide for the reimbursement of EECP® therapy for CCS Class II angina.

6. Consultant agrees to utilize its commercially reasonable efforts in engaging final approval from CMS to extend coverage and provide for the reimbursement of EECP® therapy for NYHA Class II/III heart failure.

In addition to the foregoing, Consultant shall perform such other acts and/or provide such other services as are reasonably necessary and/or appropriate toward achieving the objectives set forth in this Exhibit 1.